UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  December 12, 2014

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

(a)         Dismissal of Independent Registered Public Accounting Firm

On December 12, 2014, the Audit Committee of the Board of Directors of REVA Medical, Inc. (the “Company”) approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm engaged to audit the Company’s consolidated financial statements and provide other related review and attest services.

The report dated March 17, 2014 issued by Ernst & Young relating to its audit of the consolidated balance sheets of the Company as of December 31, 2013 and 2012, and the related consolidated statements of operations and comprehensive loss, cash flows, and convertible preferred stock and stockholders’ equity (deficit) for each of the three years in the period ended December 31, 2013 and for the period from June 3, 1998 (inception) to December 31, 2013, contained an explanatory paragraph noting that the Company’s recurring losses and negative cash flows from operations raised substantial doubt about its ability to continue as a going concern.

In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and 2012 and in the subsequent interim period through December 12, 2014, (i) there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report and (ii) there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Ernst & Young a copy of the above disclosures and requested that Ernst & Young furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of Ernst & Young’s letter, dated December 17, 2014, is filed as Exhibit 16.1 to this Form 8-K.

(b)         Engagement of New Independent Registered Public Accounting Firm

On December 12, 2014, the Committee approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. During the fiscal years ended December 31, 2013 and 2012 and through December 12, 2014, neither the Company, nor anyone on its behalf, has consulted Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits

(d)         Exhibits

Exhibit Number	Description of Exhibits
16.1	Letter from Ernst & Young LLP dated December 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: December 18, 2014	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and
accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits
16.1	Letter from Ernst & Young LLP dated December 17, 2014